Goldman Sachs Financial Services Conference 2023 December 5, 2023 Bruce Van Saun Chairman, Chief Executive Officer

2 Forward-looking statements and use of non-GAAP financial measures This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook,” “guidance” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: • Negative economic, business and political conditions, including as a result of the interest rate environment, supply chain disruptions, inflationary pressures and labor shortages, that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits; • The general state of the economy and employment, as well as general business and economic conditions, and changes in the competitive environment; • Our capital and liquidity requirements under regulatory standards and our ability to generate capital and liquidity on favorable terms; • The effect of changes in our credit ratings on our cost of funding, access to capital markets, ability to market our securities, and overall liquidity position; • The effect of changes in the level of commercial and consumer deposits on our funding costs and net interest margin; • Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals, including the anticipated benefits of the Investors acquisition and HSBC transaction; • The effects of geopolitical instability, including the wars in Ukraine and Israel, on economic and market conditions, inflationary pressures and the interest rate environment, commodity price and foreign exchange rate volatility, and heightened cybersecurity risks; • Our ability to meet heightened supervisory requirements and expectations; • Liabilities and business restrictions resulting from litigation and regulatory investigations; • The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; • Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; • Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; • Environmental risks, such as physical or transitional risks associated with climate change, and social and governance risks, that could adversely affect our reputation, operations, business, and customers; • A failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; and • Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares from or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as filed with the Securities and Exchange Commission. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The Appendix presents reconciliations of our non- GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

3 Overview Refining and strengthening the balance sheet in a strategic fashion – Strong CET1 ratio of 10.4% at 3Q23, one of the highest capital levels in the peer group – Liquidity metrics compliant with current Category 1 LCR requirements at 3Q23 – Highly diversified and retail-oriented deposit franchise: 67% Consumer Banking deposits; 70% insured/secured(1) – Strong capital and liquidity metrics position us well for changing regulatory environment – Balance sheet optimization focuses on strong risk-adjusted returns, relationship lending and continuing to optimize deposit mix, with focus on growing lower-cost categories ◦ Non-Core strategy to run-off non-strategic lending and high-cost funding ▪ $3.8 billion of Non-Core loan portfolio run off year-to-date through September 30, 2023 ▪ $3.2 billion of auto-collateralized funding at September 30, 2023 – Continue to be well reserved for credit losses: ACL 1.55% vs. ~1.3% pro forma day one CECL ◦ General Office reserve of 9.5% at September 30, 2023 Well positioned for medium-term relative outperformance through strategic initiatives – Citizens Private Bank established to build Wealth presence; making good strides in Q4 since launch – Well positioned in NYC metro to gain market share; performance tracking well – Poised to capitalize on increasing Private Capital opportunity – Focus on driving attractive new relationships and existing customer primacy/deepening – TOP 8 program expected to deliver ~$115 million run rate benefit by YE2023; TOP 9 in process of launch along with broad cost reduction program See page 14 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results.

3Q23 Underlying financial performance detail[1]

$s in millions	(A) Legacy Core[2]	(B) Private Bank	(C) = (A) + (B) Core	(D) Non-Core[3]	(E) = (C) + (D) Total CFG
Net interest income	$1,563	$0.3	$1,563	$(41)	$1,522
Noninterest income	492	—	492	—	492
Total revenue	2,055	0.3	2,055	(41)	2,014
Noninterest Expense	1,206	34.8	1,241	30	1,271
Pre-provision profit	848	(34.5)	814	(71)	743
Provision for credit losses	152	—	152	20	172
Income before income tax expense	696	(34.5)	662	(91)	571
Income tax expense	156	(9.0)	147	(24)	123
Net income	541	(25.5)	515	(67)	448
Preferred dividends	30	—	30	—	30
Net income available to common stockholders	$511	$(25.5)	$485	$(67)	$418
Contribution to total CFG Diluted EPS	$1.08	$(0.05)	$1.03	$(0.14)	$0.89
$s in billions					
Interest-earning assets (spot)	$188	$—	$188	$12.3	$200
Loans (spot)	137	—	137	12.3	150
Deposits (spot)	178	0.2	178	—	178
Risk-weighted assets (spot)	164	—	164	12.4	176
Performance metrics:					
Net interest margin, FTE[4]	3.33%		3.33%	(1.24)%	3.03%
Loans-to-deposit ratio (spot)	77.2		77.1		84.0
CET1 capital ratio	11.2		11.2		10.4
ROTCE	15.3		14.6		12.5
Efficiency ratio	58.7		60.4		63.1
Noninterest income as a % of total revenue	24.0		24.0		24.4

Commentary

- CFG performance reflects solid Legacy Core results, investment in Private Bank and impact from Non-Core
- Private Bank expected to reach breakeven in 2H24 and achieve ~5% EPS accretion in 2025
- Non-Core ran down $1.4 billion in Q3 and targeting ~$9 billion rundown by YE2025

4

See page 14 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results.

5 Citizens’ strong capital position relative to peers(1)(2) CET1 ratio 3Q23 10.9% 10.8% 10.4% 10.3% 10.1% 9.9% 9.8% 9.8% 9.8% 9.7% Peer 1 Peer 2 CFG Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 10.6% 8.3% 7.9% 7.8% 7.5% 7.0% 6.5% 6.2% 6.2% 6.0% Peer 1 CFG Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 3Q23 CET1 ratio adjusted for AOCI opt-out removal ■ Strong capital level positions us well for changing regulatory environment ■ CET1 ratio of 10.4% at 3Q23; repurchased $250 million shares during third quarter – 8.3% CET1 ratio adjusted for AOCI opt-out removal is 2nd highest within peer group at 3Q23 See page 14 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results.

6 34% 43% 46% 46% 46% 46% 48% 48% 49% 50% 55% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer Avg. CFG Peer 6 Peer 7 Peer 8 Peer 9 Deposit beta performance to date reflects significant investments in the franchise(1) Retail-oriented, highly insured/ secured deposit base Consumer Deposits as % of Total Deposits Insured/Secured as % of Total Deposits(2) 67% 70% 53% 65% CFG Peer Average 3Q23 Performance in core deposits* since 3/31/22 better than most peers(3) Cumulative IBD beta tracking near peer average this cycle4Q21 to 3Q23 Incremental IBD betas performing better than peers through 2023 YTD *Core deposits defined as total deposits excluding time deposits greater than $250K and brokered deposits (2)% (5)% (7)% (7)% (8)% (8)% (11)% (12)% (20)% (26)% Peer 1 Peer 2 CFG Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 59% 99% 144% 66% 112% 162% CFG Peer Average 1Q23 2Q23 3Q23 85% 96% 2023 YTD See page 14 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results.

7 Credit performance broadly in-line with peer regional banks(1) Retail Commercial 0.46% 0.43% 0.18% 0.18% Quarterly average NCO ratio by business since IPOQuarterly average NCO ratio since IPO 3Q23 Commentary ■ Disciplined capital allocation and risk appetite – Highly experienced leadership team – Focused client selection ■ C&I portfolio has focused growth on larger, mid- corporate customers, thereby improving overall asset quality ■ Leveraged loans ~1.6% of total CFG loans, granular hold positions with an average outstanding of ~$12 million ■ CRE portfolio is well diversified across asset type, geography, and borrowers with the emphasis on strong sponsor selection CFG Peer Average ■ Super prime/prime retail portfolio - ~94% >680 FICO; ~76% secured ■ Mortgage – FICO ~785; weighted-average LTV of ~54% ■ Home equity – FICO ~765 – ~38% secured by 1st lien – ~97% CLTV less than 80% – ~86% CLTV less than 70% ■ Auto – FICO ~740 ■ Education – FICO ~785 ■ Other retail: – Credit card – FICO ~735 – Citizens Pay – FICO ~725; incorporates loss sharing 0.45% 0.37% 0.36% 0.35% 0.33% 0.29% 0.27% 0.25% 0.23% 0.19% 0.14% Peer 1 Peer 2 Peer 3 Peer 4 CFG Peer Avg. Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 See page 14 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results.

Growing Citizens Private Bank

Building for world-class client experience

Citizens PRIVATE BANK™

- Strong start, with momentum building after official launch of the Private Bank in mid-October
- Announced six planned office locations

Enhancements made for Private Bank will yield synergies across the franchise

Service Delivery

- Optimize operating model and digital platforms to create greater connectivity between personal and business banking
- Build CRM platform equipped to empower extraordinary client service
- Expand third party integrations to enhance client experience and allow for seamless banking

Capabilities

- Enhance wealth platform with more robust offerings including a Delaware Trust
- Enhance deposit and lending products, including a partner loan program, to serve unique needs of Private Bank clients

Core business principles to build a durable, profitable, and successful franchise

- Preserving a relationship-based model, focused on providing extraordinary service with a pristine credit profile
- Aligning compensation and business activities to achieve profitable growth through relationship-based pricing and a self-funding quality deposit base
- Reinforcing the business with strong fit-for-purpose risk management and control frameworks

Medium-term aspirations

~$11B deposits

- Mostly commercial products with emphasis on attracting operational balances
- Roughly one-third in non-interest bearing projected

~$10B AUM

- Targeting clients with $10MM+ net worth and $5MM+ liquid assets
- Average AUM per client expected to be in the $3-$5MM range

~$9B loans

- Mostly commercial near-term; significant opportunity in private equity/venture capital arena with focus on subscription lines
- Increase retail lending over time; opportunity in mortgage, home equity, and card
- Loan mix will evolve based on market conditions

8

Building a leading NY/NJ Bank

Progress towards parity with legacy

Strong deposit growth



9%
1%
Legacy Major Metro
HSBC + ISBC

HSBC and ISBC consumer deposits per branch growth YTD has significantly outpaced legacy major metro branches

Growing households

HSBC retail checking households per branch will reach parity with legacy by year-end

+12% new HSBC and ISBC retail checking households YTD

HSBC and ISBC are trending upmarket, with new to bank households booking Quest or Private Client products nearing 50%, representing more than double the rate of legacy major metro[(1)]

2x

Higher branch productivity

1.3x customer acquisition rate at HSBC branches vs. CFG legacy major metro YTD

Driving brand awareness

New York City Marathon



Citizens
tcs

- The 2023 TCS NYC Marathon was Citizens first race since partnering with New York Road Runners to become their official bank
- Marathon coverage delivered over 76.5MM impressions across media, social, digital, & in-person, bringing over 20% more impressions than our award winning 2022 NYC The Living Portrait immersive experience



Citizens



BIG BUS
Citizens



Citizens





Branch NPS Improvement

Since 1Q23

ISBC	HSBC
+15 pts	+5 pts

9

See page 14 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results.

Capturing the Private Capital opportunity

A substantial and growing market

Over the last six years, Private Capital fundraising has led to record deal formation, M&A activity and fees

$3.6 trillion
Private Capital fundraising

2017-2022 eclipsed prior six years by 79%

~33% increase in sponsor-driven Investment Banking fees

versus ~15% increase for U.S. corporates - 2018 to 2022 (versus prior 5-year period)

Citizens serving Private Capital ecosystem for 10 years

- Significant investments in talent and capabilities; five advisory acquisitions since 2017
- Steady multi-year gains in middle market & overall market
- Effectively utilizing our balance sheet to maximize sponsor returns with capital call lines and fund leverage

#2 U.S. sponsor middle market bookrunner[1]

Full life-cycle Private Capital capabilities

- Strong financial sponsor relationships
- Deep expertise in attractive verticals
- Full debt and equity underwriting capabilities
- High-touch M&A execution
- Full-scope hedging capabilities
- Capital call lines, cash management
- Originate for distribution with low hold levels

Poised to capitalize on increasing Private Capital activity

Recent acquisitions and Private Bankers bolster presence on West Coast and with innovation economy

- Multi-year Commercial Banking expansion has established a meaningful West Coast presence
- Acquired JMP, a San Francisco-based investment banking firm, in 2021, adding strategic advisory and full equity capabilities
- New Private Bankers significantly expand sponsor relationships and capabilities, enhancing coverage of the innovation economy through Private Equity and Venture Capital; compliments JMP and commercial activities

10

See page 14 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results.

Enterprise-wide initiatives

Balance sheet optimization

- Non-core portfolio of $12.3 billion at 9/30/23
  - ~4.2% WA loan yield (~95% fixed rate); ~5.4% WA funding cost
- Focusing on relationship-based lending with attractive risk-adjusted returns across core loan portfolio



~$1.4B QoQ
$12.3
$3.0
$9.3
$11.3
$2.8
$8.5
$7.3
$2.0
$5.3
$4.7
$1.7
$3.0
3Q23
4Q23
4Q24
4Q25
Education and Other Retail (Purchased)
Indirect Auto

TOP program/ expense management

- TOP 8 tracking well to ~$115 million pre-tax run-rate benefit by YE2023
- TOP 9 in process of launch; areas of opportunity include
  - Re-imagine operations with process reengineering, automation and AI
  - Simplify organization structure
  - Generate additional procurement efficiencies
  - Improve customer journeys utilizing generative AI
- Also executing on a broad cost reduction program

Technology update

- Targeting exit of all Citizens data centers by 2025
- We have made significant progress in our journey of migrating applications to the cloud and rationalizing/ retiring applications as part of our Next Gen Tech strategy
- Planning core deposit system convergence through Modern Banking Platform
- In third year of transformation to an agile delivery model, significantly improves speed and efficiency of tech delivery

ESG update

- Announced in September a $50 billion sustainable finance target by 2030, a key milestone in our ESG journey
  - Includes $5 billion to finance green initiatives
  - Plan to engage 100% of Oil and Gas clients by YE2024 on climate-related topics
  - Committing to achieve carbon neutrality by 2035

11

12 $(75) $(50) $(25) $— $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 Significant NII tailwind from Non-Core and swaps in 2025 and beyond Terminated swaps (fixed impact; not dependent on rates) Active swaps - impact based on forward curve* Expected incremental quarterly NII impact from Non-Core and swaps portfolio relative to 4Q23* Non-core portfolio - impact based on forward curve* Net impact $(50) $(25) $— $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 * Based on outstanding balance of Non-core and swaps portfolio at 9/30/23; excludes impact from the Core portfolio. Assumes forward curve as of 11/30/23 which indicates a ~4.50% Fed funds rate by end of 2024 ** ~65% of the NIM tailwind from Non-Core by 4Q27 is attributable to denominator effects 4Q24 4Q25 4Q26 4Q27 4Q23 to 4Q27 NIM Tailwind* Non-Core** ~27 bps Terminated swaps ~22 bps Active swaps ~11 bps Total ~60 bps

13 – Citizens Private Bank launched to rapidly build Wealth presence – Well positioned in NYC metro to gain market share; performance tracking well – All other initiatives tracking well: Citizens Pay, Citizens Access, Private Capital, TOP 8/9 Investment thesis Citizens has a robust capital, liquidity and funding position – Committed to strengthening even further with balance sheet optimization, including Non-Core strategy – Relative strength allows Citizens to take advantage of opportunities – Focused on deploying capital to best relationship/highest risk adjusted return areas – Flexibility to continue returning capital to shareholders Citizens continues to have a series of unique initiatives that will lead to relative medium-term outperformance Citizens has performed well since the IPO given its sound strategy, capable and experienced leadership and a strong customer-focused culture – Track record of strong execution – Commitment to operating and financial discipline, strong risk management – Excellence in our capabilities, highly competitive with mega-banks and peers Citizens is poised to deliver attractive ROTCE over the medium-term. Represents attractive opportunity for investors at current valuation – Reaching a period of stabilization in performance, then poised for strong earnings growth in 2025, 2026 and 2027 given strategic investments and swap position

14 Notes on Non-GAAP Financial Measures See important information on our use of Non-GAAP Financial Measures at the beginning this presentation and reconciliations to GAAP financial measures at the end of this presentation. Non-GAAP measures are herein defined as Underlying results. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. Allowance coverage ratios for loans and leases includes the allowance for funded loans and leases in the numerator and funded loans and leases in the denominator. Allowance coverage ratios for credit losses includes the allowance for funded loans and leases and allowance for unfunded lending commitments in the numerator and funded loans and leases in the denominator. General Notes a. References to net interest margin are on a fully taxable equivalent ("FTE") basis. b. Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS. c. Select totals may not sum due to rounding. d. Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. Notes Notes on slide 3 - Overview 1) Includes collateralized state and municipal balances and excludes bank and nonbank subsidiaries. Notes on slide 4 - 3Q23 Underlying financial performance detail 1) See note on non-GAAP financial measures. 2) Legacy Core consists of Commercial, Consumer excluding Private Bank and Non-Core, and Other. 3) At September 30, 2023, the Non-Core segment was fully funded with marginal high-cost funding comprised of FHLB, collateralized auto debt, and brokered certificates of deposit. 4) See general note a). Notes on slide 5 - Citizens’ strong capital position relative to peers 1) Peer data sourced from 3Q available company disclosures. 2) Pension and DTA risk-weighted assets impact has been included for CFG Notes on slide 6 - Deposit beta performance to date reflects significant investments in the franchise 1) Peer data sourced from 1Q, 2Q, and 3Q available company disclosures. 2) Includes collateralized state and municipal balances and excludes bank and nonbank subsidiaries. 3) Peer data sourced from Call Reports. CFG, USB, and MTB adjusted based on latest available acquisition information. Notes on slide 7 - Credit performance broadly in-line with peer regional banks 1) Peer data sourced from available company disclosures. Notes on slide 9 - Building a leading NY/NJ Bank 1) Data is from April 2023 to September 2023 to align with ISBC data conversion. Notes on slide 10 - Capturing the Private Capital opportunity 1) 3Q23 LTM by volume and deals. Notes on slide 15 - Non-GAAP financial measures and reconciliations excluding Private Bank & Non-Core 1) Consumer Banking excludes Private Bank. 2) Legacy Core consists of Commercial, Consumer excluding Private Bank and Non-Core, and Other. 3) At September 30, 2023, the Non-Core segment was fully funded with marginal high-cost funding comprised of FHLB, collateralized auto debt, and brokered certificates of deposit. 4) See general note a).

Non-GAAP financial measures and reconciliations excluding Private Bank & Non-Core*

$s in millions	3Q 2023 (GAAP) Commercial Banking	3Q 2023 (GAAP) Consumer Banking[1]	3Q 2023 (GAAP) Other	3Q 2023 (GAAP) Legacy Core[2]	3Q 2023 (GAAP) Private Bank	3Q 2023 (GAAP) Non-Core[3]	3Q 2023 Notables Legacy	3Q 2023 Notables Private Bank	3Q 2023 Notables Non-Core	3Q 2023 (Non-GAAP) Legacy Core	3Q 2023 (Non-GAAP) Private Bank	3Q 2023 (Non-GAAP) Non-Core	3Q 2023 (Non-GAAP) Total
Net interest income	$ 560	$ 1,067	$ (64)	$ 1,563	$ —	$ (41.0)	$ —	$ —	$ —	$ 1,563	$ —	$ (41)	$ 1,522
Noninterest income	180	278	34	492	—	—	—	—	—	492	—	—	492
Total revenue	740	1,345	(30)	2,055	—	(41.0)	—	—	—	2,055	—	(41)	2,014
Noninterest Expense	325	869	33	1,227	36	30.0	21	1	—	1,206	35	30	1,271
Pre-provision profit	415	476	(63)	828	(36)	(71.0)	(21)	(1)	—	848	(34)	(71)	743
Provision for credit losses	67	67	18	152	—	20.0	—	—	—	152	—	20	172
Income before income tax expense	348	409	(81)	676	(36)	(91.0)	(21)	(1)	—	696	(34)	(91)	571
Income tax expense	88	106	(42)	152	(9)	(24.0)	(4)	—	—	156	(9)	(24)	123
Net income	260	303	(39)	524	(27)	(67.0)	(17)	(1)	—	541	(26)	(67)	448
Preferred dividends	—	—	30	30	—	—	—	—	—	30	—	—	30
Net income available to common stockholders	$ 260	$ 303	$ (69)	$ 494	$ (27)	$ (67.0)	$ (17)	$ (1)	$ —	$ 511	$ (26)	$ (67)	$ 418
Contribution to total CFG Diluted EPS	$ 0.55	$ 0.65	$ (0.15)	$ 1.05	$ —	$ (0.14)	$ (0.03)	$ —	$ —	$ 1.08	$ —	$ (0.14)	$ 0.94
$s in billions													
Interest-earning assets (spot)	$ 71	$ 67	$ 50	$ 188	$ —	$ 12	$—	$—	$—	$188	$—	$12.3	$200
Loans (spot)	71	66	1	137	—	12	—	—	—	137	—	12.3	150
Deposits (spot)	48	118	11	178	—	—	—	—	—	178	—	—	178
Risk-weighted assets (spot)	$ 94	$ 56	$ 14	$ 164	$ —	$ 12	$—	$—	$—	$164	$—	$12.4	$176
Performance metrics:													
Net interest margin, FTE[4]				3.33 %		(1.24)%				3.33 %		(1.24)%	3.03 %
Loans-to-deposit ratio (spot)				77.2 %						77.2 %			84.0 %
CET1 capital ratio				11.2 %						11.2 %			10.4 %
ROTCE				14.8 %						15.3 %			12.5 %
Efficiency ratio				59.7 %						58.7 %			63.1 %
Noninterest income as a % of total revenue				24 %						24 %			24 %

*Select totals may not sum due to rounding

15

16 Non-GAAP financial measures and reconciliations - CET1 adjusted for AOCI opt-out removal 3Q23 CET1 Ratio adjusted for AOCI opt-out removal CET1 capital $ 18,360 Less: AFS securities - AOCI 2,341 HTM securities - AOCI(1) 854 DTA for AFS/HTM securities 26 Pension 367 DTA for Pension 2 CET 1 capital adjusted for AOCI opt-out removal A $14,770 Risk-weighted assets 176,407 Less: HTM securities - AOCI 151 AFS securities - AOCI 376 DTA for AFS/HTM securities (2,585) Pension 364 DTA for Pension (318) Risk-weighted assets adjusted for AOCI opt-out removal B $178,419 CET1 Ratio adjusted for AOCI opt-out removal A/B 8.3% $s in millions, except share, per share and ratio data (1) "HTM securities - AOCI" refers to unrealized losses recognized on securities before transfer to HTM